补充协议书

Supplementary Agreement

甲方：第四军医大学唐都医院

Party A: Tangdu Hospital Affiliated to the Fourth Military Medical University

乙方：陕西新世纪科技发展有限公司

Party B: Shaanxi New Century Science & Technology Investment Development Co., Ltd.

由于社会医疗行业整体的变化，服务意识提高，以及医疗科技的迅速发展，为适应医疗市场的发展需要，扩大服务范围，保持我中心长期一流的技术、一流的设备、一流的服务品牌，确保在医疗行业竞争中保持稳定的收益，双方同意购进肿瘤检查大型设备—PETCT壹台，根据双方签署的《合作开办“唐都伽玛刀治疗中心”协议书》、《合作开办“唐都PET诊断中心”协议书》及其《合作开办“唐都PET诊断中心”、“唐都伽玛刀治疗中心”补充协议》（以下统称“合作协议”）的基础上，本着友好协商，互惠互利，共担风险的原则，针对此设备相关情况特制定以下补充协议：

Due to the overall changes in social medical industry, improvement in service consciousness and rapid development of medical technology, both parties agreed to purchase a large cancer examine equipment—a set of PETCT, which is to meet the development need of medical market, expend the scope of services and keep our long-term first-class technology, equipment and service brand, and further to ensure a stable income in competition of medical industry. Based on the signed “Agreement for Cooperation Establishment of Tangdu Gamma Knife Therapeutic Center”, “Agreement for Cooperation Establishment of Tangdu PET Diagnosis Center” and “Supplementary Agreement for Cooperative Establishment of Tangdu PET Diagnosis Center” and “Tangdu Gamma Knife Therapeutic Center” ( hereinafter referred to as the Cooperation Agreement) and in order to comply with the principles of friendly negotiation, mutual benefit and sharing the risk together, in terms of related information of the equipment, both parties confirm and sign the supplementary agreement as follows.

一、 设备情况

1. Equipment

       设备名称：PETCT （美国GE公司 ）

       The name of equipment: PETCT (America GE Company)

       数    量： 一台

       Quantity: one

       金    额：2800万（贰仟捌佰万元）

       Amount: RMB28 million (twenty-eight million)

二、设备投资约定

2. Agreed Investment on Equipment

    唐都医院：场地、机房、医疗设备使用许可证、专业技术人员

Tangdu Hospital: Location; Equipment room；Medical Equipment license;
Professional technical personnel

     新世纪公司：PETCT 及配套设备

     New Century Company: PETCT and matching equipment

三、设备产权约定

3. Agreed Ownership of the Equipment

合作期间双方各自享用的产权参照“合作协议”（PETCT 时间为六年）。协议期满后设备按残值部分由甲方优先向乙方按最低价格的50%收购。

Separate shared ownership for both parties during cooperation period can be seen in the Cooperation Agreement (The period of PETCT is six years). Party A shall have the priority to purchase the equipments of the residual value part with 50% of the lowest price from Party B after the agreement expiration.

四、设备收益约定

4. Agreed Profit of the Equipment

合作期间双方各自享用的收益参照“合作协议”，PETCT收益按照六年，每年甲方30%，乙70%分配，结算办法参照“合作协议”。

Separate shared profit for both parties during cooperation period can be seen in the Cooperation Agreement. The profit period time of PETCT is six years and Party A shall receive 30% of the profits and Party B shall receive 70% each year, which shall be settled reference to the Cooperation Agreement.

五、设备购买办法

5. The Method of Equipment Purchase

由双方成立的“伽玛刀中心”负责设备采购、安装、协调等相关事项办理。

The “Gamma Knife Center” established by both parties shall responsible for the purchasing, installation, coordination and other related matters of the equipment.

六、资金支付约定

6. Agreed Payment

乙方出资2800万元，定金1000万元由甲方从应付乙方帐款中扣除支付，尾款1800万元由甲方垫支，后期按每月150万元甲方从乙方分配的利润中扣除（设备正式运营开始）。

Party B will invest RMB 28 million. The deposit of 10 million shall be paid by Party A, which deduct from the payment of account payment to Party B. The balance of RMB 18 million shall be advanced by Party A and later Party A will deduct from the distributed profits of Party B for RMB1.5 million each month (begin from the formal operation).

七、其他约定

7. Other Terms

    本协议未约定的事项按“合作协议”执行。

Other items not covered in the agreement should be carried out according to the Cooperation Agreement.

八、本补充协议一式肆份，甲、乙双方各执贰份并与“合作协议”具有同等法律效力，违约责任参照“合作协议”执行。

8. The supplementary agreement is made in quadruplicating; each party shall take two copies of the original, which will have the equal legal effect with Cooperation Agreement. The breach responsibility should be carried out referring to the Cooperation Agreement.

九、本协议自双方法定代表人或授权代表人签字之日起生效。

The agreement shall become legal effective from the day when formally putting the signature of the legal representatives or authorized representatives of both parties.

甲方（盖章）：	代表人签字：

Party A (common seal):	Legal representative (signature): /s/ Hong Gao

乙方（盖章）：	代表人签字：

Party B (common seal):	Legal representative (signature): /s/ Li-An Wang

签署时间： 2011 年 6 月 21 日

Signed date: 2011 / 6 / 21